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FORWARD-LOOKING STATEMENTS AND RISK FACTORS

The MD&A of this Form 10-Q should be read along with the MD&A and other parts of Consumers' 2001 Form 10-K. This MD&A refers to, and in some sections specifically incorporates by reference, Consumers' Condensed Notes to Consolidated Financial Statements and should be read in conjunction with such Consolidated Financial Statements and Notes. This Form 10-Q and other written and oral statements that Consumers may make contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Consumers' intentions with the use of the words, "anticipates," "believes," "estimates," "expects," "intends," and "plans," and variations of such words and similar expressions, are solely to identify forward-looking statements that involve risk and uncertainty. These forward-looking statements are subject to various factors that could cause Consumers' actual results to differ materially from the results anticipated in such statements. Consumers has no obligation to update or revise forward-looking statements regardless of whether new information, future events or any other factors affect the information contained in such statements. Consumers does, however, discuss certain risk factors, uncertainties and assumptions in this MD&A and in Item 1 of the 2001 Form 10-K in the section entitled "CMS Energy, Consumers and Panhandle Forward-Looking Statements Cautionary Factors" and in various public filings it periodically makes with the SEC. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, there are numerous factors that could cause our actual results to differ materially from those contemplated in any forward-looking statements. Such factors include our inability to predict and/or control:

- Results of the re-audit of CMS Energy, Consumers, Panhandle and certain of their affiliates by Ernst & Young and the subsequent restatement of CMS Energy's, Consumers', Panhandle's and certain of their affiliates' financial statements;

-        Ability to successfully access the capital markets;

-        Achievement of operating synergies and revenue enhancements;

- Capital and financial market conditions, including current price of CMS Energy's Common Stock, interest rates and availability of financing to CMS Energy, Consumers, Panhandle or any of their affiliates and the energy industry;

- CMS Energy, Consumers, Panhandle or any of their affiliates' securities ratings;

- Market perception of the energy industry, CMS Energy, Consumers, Panhandle or any of their affiliates;

- Factors affecting utility and diversified energy operations such as unusual weather conditions,


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                                                        Consumers Energy Company

         catastrophic weather-related damage, unscheduled generation outages, maintenance or repairs, unanticipated changes to fossil fuel, nuclear fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or electric transmissions or gas pipeline system constraints;

- National, regional and local economic, competitive and regulatory conditions and developments;

- Adverse regulatory or legal decisions, including environmental laws and regulations;

- Federal regulation of electric sales and transmission of electricity including re-examination by Federal regulators of the market-based sales authorizations by which Consumers and its affiliates participate in wholesale power markets without price restrictions and proposals by FERC to change the way it currently lets Consumers and other public utilities and natural gas companies interact with each other;

- Energy markets, including the timing and extent of unanticipated changes in commodity prices for oil, coal, natural gas liquids, electricity and certain related products due to lower or higher demand, shortages, transportation problems or other developments;

- Nuclear power plant performance, decommissioning, policies, security, procedures, incidents, and regulation, including the availability of spent nuclear fuel storage;

-        Technological developments in energy production, delivery and usage;

-        Changes in financial or regulatory accounting principles or policies;

- Outcome, cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

- Disruptions in the normal commercial insurance and surety bond markets that may increase costs or reduce traditional insurance coverage, particularly terrorism and sabotage insurance and performance bonds.

- Other business or investment considerations that may be disclosed from time to time in CMS Energy's, Consumers' or Panhandle's SEC filings or in other publicly disseminated written documents, which are difficult to predict and many of which are beyond our control.

Consumers designed this discussion of potential risks and uncertainties, which is by no means comprehensive, to highlight important factors that may impact Consumers' business and financial outlook.



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